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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                California                           94-3120525
     (STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)           IDENTIFICATION NUMBER)


            1155 Market Street
         San Francisco, California                     94103
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [_]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED            EACH CLASS IS TO BE REGISTERED

            Not Applicable                     Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                                  COMMON STOCK
                                (TITLE OF CLASS)
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ITEM 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-24479).

ITEM 2.   Exhibits.
          --------

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

1.1 Specimen of Common Stock Certificate - incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-24479).

2.1 Amended and Restated Articles of Incorporation, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-24479).

2.2 Bylaws, as amended - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-24479).

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         GENESYS TELECOMMUNICATIONS
                                         LABORATORIES, INC.



                                  Date:  May 27, 1997
                                         ----------------------------


                                    By:  /s/ Michael McCloskey
                                         -------------------------------------
                                         Michael McCloskey, Chief Financial
                                         Officer, Vice President, Finance and
                                         International and Secretary